Filed Pursuant to Rule 497(a)(1)

File No. 333-163745

Rule 482 Ad

NEWS RELEASE FOR IMMEDIATE RELEASE	Contact: Warren Antler (212) 400-2605 Wantler@altmangroup.com

THE GREATER CHINA FUND, INC.

ANNOUNCES THE EFFECTIVENESS OF THE REGISTRATION STATEMENT FOR

ITS RIGHTS OFFERING

New York, New York, March 17, 2010

The Greater China Fund, Inc. (the “Fund”) (NYSE: GCH) announced today that its registration statement for its rights offering has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”). As stated in the registration statement, the Fund will issue to its shareholders of record as of the close of business on March 23, 2010 (the “Record Date”) one transferable right for each share of common stock held. The rights will entitle the Record Date shareholders and other holders of rights to subscribe for an aggregate of up to 7,603,555 shares of the Fund’s common stock. Each holder of rights is entitled to subscribe for one share of common stock for every three rights held (1 for 3); however any Record Date shareholder who is issued fewer than three rights will be able to subscribe for one share of common stock. Fractional shares will not be issued.

Record Date shareholders who exercise all rights issued to them will be entitled to subscribe for additional shares of the Fund’s common stock at the subscription price pursuant to an over-subscription privilege. To the extent that sufficient shares are not available to honor all requests for over-subscriptions, any remaining unsubscribed shares will be allocated pro rata among those Record Date shareholders who over-subscribe based on the number of shares of the Fund’s common stock they owned on the Record Date.

The subscription price will be determined on the date on which the offer expires (the “expiration date”) based on a formula equal to 90% of the average of the last reported sales price of shares of the Fund’s common stock on the New York Stock Exchange on the expiration date and each of the four preceding trading days (the “formula price”). If, however, the formula price is less than 75% of the net asset value per share of the Fund’s common stock on the expiration date, then the subscription price will be 75% of the net asset value per share of the Fund’s common stock on the expiration date. The subscription price will include a sales load.

The Fund expects that subscription forms, together with the prospectus, will be mailed to Record Date shareholders within the United States within a reasonable time following the Record Date. Shareholders who hold their shares in street name will receive these materials from their bank or broker. These materials will not be mailed to shareholders whose record addresses are located outside of the United States; these shareholders should contact the information agent, The Altman Group, for the offer if they are interested in exercising their rights.

Shareholders who have questions regarding the rights offering should contact The Altman Group at (866) 530-8655 for shareholders in the United States and (212) 400-2605 (collect) for shareholders outside the United States.

The Fund is a non-diversified, closed-end management investment company that seeks long-term capital appreciation through investing primarily in listed securities of China companies, which are companies that (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. The Fund’s investment adviser is Baring Asset Management (Asia) Limited.

Before investing in the Fund, investors should carefully consider the investment objectives, risks, and charges and expenses of the Fund. The information, including other information concerning the Fund, can be found on file with the SEC. An investor should carefully read the prospectus before investing.

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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